UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

SEMI-ANNUAL REPORT

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB All Market Alternative Return Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional or “alternative” investment strategies (the “Strategies”). The Fund utilizes AllianceBernstein L.P.’s (“the Adviser’s”) fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns with low correlation to traditional asset classes such as equity and fixed-income securities. The Adviser seeks to identify tactical investment opportunities within and across these Strategies and to actively adjust the Fund’s exposure to each Strategy, and to different approaches within each Strategy in order to improve returns and control risks.

The Adviser allocates the Fund’s assets principally among the following Strategies:

Equity Hedge—The Equity Hedge Strategy will involve taking long positions in certain securities or instruments in the expectation that they will increase in value, and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives. In a short sale transaction, the Fund sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This Strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which explicitly depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

Relative Value—The Relative Value Strategy seeks to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. The Strategy will attempt to exploit these discrepancies through long and short positions in related assets. This Strategy may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

Macro—The Macro Strategy aims to identify and exploit opportunities across

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	1

global asset classes and indices. (The focus on opportunities across asset classes helps differentiate this Strategy from relative value, which focuses on opportunities within asset classes.) This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest rate and credit instruments), real estate investment trusts (“REITs”), currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

Event Driven—This Strategy seeks to take advantage of information inefficiencies resulting from particular market events or themes. As part of this Strategy, the Fund may take long positions, or both long and short positions, in sectors or countries or in accordance with investment themes to attempt to exploit these inefficiencies. The goal of the Strategy is to profit when the price of an instrument changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The Adviser will use fundamental and quantitative analysis to seek to take advantage of specific events, and may do so through almost any type of securities or instruments, including equity securities, fixed-income securities, currencies or commodities. At those times when the Adviser has not identified any events or themes that it believes the Fund can effectively take advantage of, no Fund assets will be allocated to this Strategy.

In pursuing these Strategies, the Fund expects to invest in a wide range of securities and financial instruments, including equity and fixed-income securities and related derivatives transactions, such as options, futures forwards and swaps. The Fund’s fixed-income investments may be of any quality or maturity and include corporate obligations, obligations of US and foreign governments, and mortgage-backed or other types of asset-backed securities. The Fund may also invest in REITS, currencies and currency derivatives, and commodity derivatives. Some of the Strategies will frequently be implemented through sector-based and index-based derivatives or exchange-traded funds, rather than through specific securities or derivatives related to specific securities.

Derivatives, such as options, futures, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments. The Fund’s market exposures may at times be achieved almost entirely through the use of derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. The Fund’s use of derivatives is expected to create aggregate notional exposure substantially in excess of the Fund’s net assets, effectively leveraging the Fund. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of

2	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term US government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The

Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and foreign currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Barclays 3-Month Treasury Bill Index, for the six- and 12-month periods ended April 30, 2016.

Over the six-month period, all share classes of the Fund outperformed the benchmark, while over the 12-month period all share classes underperformed the benchmark, before sales charges. Within the Fund’s Equity Hedge Strategy, single stock selection detracted, while country allocation contributed during both periods, relative to the benchmark. Within the Relative Value Strategy, emerging-market currencies, commodities and fixed-income positions contributed over both periods. Over the six-month period, developed-market currencies contributed, while over the 12-month period, they detracted. In the Macro Strategy, long positions in credit default swaps, inflation swaps and equity futures added to performance. The Fund did not undertake any Event Driven positions.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	3

The Fund utilized derivatives for hedging and investment purposes during both periods, including Treasury futures, inflation swaps, total return swaps and purchased and written options, which detracted from performance in absolute terms. Currency forwards, interest rate swaps and written swaptions added; variance swaps for hedging purposes added.

Market Review and Investment Strategy

The first few months of the 12-month period were characterized by relatively low volatility, while the latter half of 2015 and the first quarter of 2016 experienced above-average volatility levels. Beginning with the Chinese currency devaluation in August 2015, volatility spiked and concerns surrounding commodity prices, emerging-market growth and central bank policies contributed to elevated levels of risk and a drawdown in riskier assets. However, starting in February 2016, risk levels slowly subsided as markets rallied on the strength of higher oil prices, lower interest rates and more promising economic indicators.

Over the course of the six- and 12-month periods, the Fund’s Senior Investment Management Team (the “Team”) reduced overall exposure to some portions of the Relative Value Strategy, such as investments in developed-market currencies, while increasing exposure to commodities, fixed-income holdings and emerging-market currencies. Within the Equity Hedge Strategy, the Team reduced exposure through individual stocks and increased exposure to indices during both periods.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

4	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 3-Month Treasury Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 3-Month Treasury Bill Index represents the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different Strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund intends to use leveraging techniques to a significant extent, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Event Driven Risk: Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Alternative Return Portfolio*
Class A	1.36%	-0.66%

Class C	0.96%	-1.46%

Advisor Class†	1.56%	-0.37%

Barclays 3-Month Treasury Bill Index	0.14%	0.16%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.66%	-4.84%
Since Inception*	-0.41%	-4.09%

Class C Shares
1 Year	-1.46%	-2.45%
Since Inception*	-1.20%	-1.20%

Advisor Class Shares†
1 Year	-0.37%	-0.37%
Since Inception*	-0.14%	-0.14%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year		-6.88%
Since Inception*		-4.31%

Class C Shares
1 Year		-4.54%
Since Inception*		-1.10%

Advisor Class Shares†
1 Year		-2.50%
Since Inception*		-0.06%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 3.64%, 4.44% and 3.39% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of securities sold short, acquired fund fees and expenses other than advisory fees of any AB mutual funds in which Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.55%, 2.30% and 1.30% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 3/9/2015.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

8	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.60	$7.81	1.56%
Hypothetical**	$1,000	$1,017.11	$7.82	1.56%
Class C
Actual	$1,000	$1,009.60	$11.54	2.31%
Hypothetical**	$1,000	$1,013.38	$11.56	2.31%
Advisor Class
Actual	$1,000	$1,015.60	$6.57	1.31%
Hypothetical**	$1,000	$1,018.35	$6.57	1.31%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17.9

TEN LARGEST HOLDINGS†

April 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$114,550	0.6%
Royal Bank of Canada	107,934	0.6
McDonald’s Corp.	102,457	0.6
Wal-Mart Stores, Inc.	98,700	0.5
General Electric Co.	98,123	0.5
Johnson & Johnson	85,965	0.5
Home Depot, Inc. (The)	84,485	0.5
AT&T, Inc.	82,376	0.5
Franco-Nevada Corp.	81,872	0.5
JPMorgan Chase & Co.	80,643	0.4
	$937,105	5.2%

*	All data are as of April 30, 2016. The Fund’s asset class breakdown includes derivatives exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Portfolio Summary and Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.3%
Financials – 9.6%
Banks – 4.8%
Australia & New Zealand Banking Group Ltd.	3,295	$60,397
Banco Bilbao Vizcaya Argentaria SA	4,958	34,070
Bank of America Corp.	4,981	72,523
BNP Paribas SA	890	47,134
China Construction Bank Corp. – Class H	64,000	40,648
Citigroup, Inc.	1,597	73,909
HSBC Holdings PLC	10,717	71,020
Intesa Sanpaolo SpA	15,993	44,457
JPMorgan Chase & Co.	1,276	80,643
Regions Financial Corp.	4,238	39,753
Royal Bank of Canada	1,738	107,934
Societe Generale SA	1,579	62,129
Standard Chartered PLC	5,274	42,628
Wells Fargo & Co.	1,568	78,369

		855,614

Capital Markets – 0.9%
Ameriprise Financial, Inc.	622	59,650
Goldman Sachs Group, Inc. (The)	430	70,567
Julius Baer Group Ltd.(a)	694	29,742

		159,959

Consumer Finance – 0.3%
Capital One Financial Corp.	607	43,941

Diversified Financial Services – 0.8%
Berkshire Hathaway, Inc. – Class B(a)	412	59,938
ORIX Corp.	3,500	49,507
Pargesa Holding SA	583	40,565

		150,010

Insurance – 1.3%
Ageas	652	25,621
Allstate Corp. (The)	498	32,395
American International Group, Inc.	784	43,763
MetLife, Inc.	1,182	53,308
NN Group NV	613	21,279
Travelers Cos., Inc. (The)	503	55,280

		231,646

Real Estate Investment Trusts (REITs) – 0.9%
Japan Prime Realty Investment Corp.	16	70,526
Kimco Realty Corp.	1,743	49,013
Public Storage	182	44,556

		164,095

Real Estate Management & Development – 0.6%
Brookfield Asset Management, Inc. – Class A	1,206	40,754
Daito Trust Construction Co., Ltd.	300	42,430
Wheelock & Co., Ltd.	6,000	27,700

		110,884

		1,716,149

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	11

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 7.2%
Communications Equipment – 0.4%
Cisco Systems, Inc.	2,681	$73,701

Electronic Equipment, Instruments & Components – 0.3%
Corning, Inc.	3,243	60,547

Internet Software & Services – 1.3%
Alphabet, Inc. – Class A(a)	57	40,349
Alphabet, Inc. – Class C(a)	56	38,809
eBay, Inc.(a)	1,389	33,933
Facebook, Inc. – Class A(a)	396	46,562
United Internet AG	481	23,510
VeriSign, Inc.(a)	563	48,643

		231,806

IT Services – 1.5%
Accenture PLC – Class A	508	57,363
Atos SE	364	32,399
Capgemini SA	359	33,510
MasterCard, Inc. – Class A	720	69,833
Paychex, Inc.	768	40,028
Visa, Inc. – Class A	555	42,868

		276,001

Semiconductors & Semiconductor Equipment – 1.1%
Intel Corp.	1,034	31,310
Lam Research Corp.	408	31,171
Linear Technology Corp.	751	33,404
NVIDIA Corp.	1,655	58,802
Texas Instruments, Inc.	583	33,254

		187,941

Software – 1.8%
Check Point Software Technologies Ltd.(a)	599	49,639
Microsoft Corp.	1,377	68,671
Nexon Co., Ltd.	3,700	55,557
Oracle Corp.	1,642	65,450
Sage Group PLC (The)	6,541	56,657
SAP SE	366	28,717

		324,691

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.	1,222	114,550
Western Digital Corp.	693	28,320

		142,870

		1,297,557

Industrials – 6.6%
Aerospace & Defense – 0.6%
Honeywell International, Inc.	374	42,737
Northrop Grumman Corp.	340	70,128

		112,865

12	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.5%
CH Robinson Worldwide, Inc.	337	$23,917
Kuehne & Nagel International AG (REG)	156	22,513
United Parcel Service, Inc. – Class B	473	49,698

		96,128

Airlines – 0.6%
Alaska Air Group, Inc.	508	35,778
Deutsche Lufthansa AG (REG)	2,087	32,494
Japan Airlines Co., Ltd.	1,300	46,793

		115,065

Construction & Engineering – 0.8%
ACS Actividades de Construccion y Servicios SA	1,434	47,561
Fluor Corp.	620	33,889
Skanska AB – Class B	1,480	32,621
Vinci SA	298	22,257

		136,328

Electrical Equipment – 0.6%
ABB Ltd. (REG)(a)	1,147	24,282
Emerson Electric Co.	1,383	75,554

		99,836

Industrial Conglomerates – 1.0%
CITIC Ltd.	22,000	32,083
DCC PLC	472	41,864
General Electric Co.	3,191	98,123

		172,070

Machinery – 1.5%
FANUC Corp.	200	29,545
Illinois Tool Works, Inc.	412	43,062
Komatsu Ltd.	1,500	25,762
Kubota Corp.	1,900	27,677
Parker-Hannifin Corp.	487	56,502
Schindler Holding AG (REG)	122	22,445
Volvo AB – Class B	5,536	64,919

		269,912

Road & Rail – 0.2%
CSX Corp.	1,616	44,068

Trading Companies & Distributors – 0.5%
Mitsui & Co., Ltd.	3,600	43,975
WW Grainger, Inc.	181	42,448

		86,423

Transportation Infrastructure – 0.3%
Aena SA(a)(b)	170	24,286
Sydney Airport	6,543	33,736

		58,022

		1,190,717

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.3%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. (The)	1,283	$37,169

Automobiles – 0.8%
Bayerische Motoren Werke AG	305	28,217
Fuji Heavy Industries Ltd.	1,900	62,386
Peugeot SA(a)	1,454	23,433
Renault SA	303	29,236

		143,272

Hotels, Restaurants & Leisure – 1.2%
Compass Group PLC	2,384	42,455
McDonald’s Corp.	810	102,457
Royal Caribbean Cruises Ltd.	550	42,570
Yum! Brands, Inc.	415	33,017

		220,499

Household Durables – 1.6%
DR Horton, Inc.	1,481	44,519
Electrolux AB – Class B	1,637	47,571
Harman International Industries, Inc.	816	62,636
Sekisui Chemical Co., Ltd.	5,400	67,489
Sony Corp.	2,500	60,554

		282,769

Internet & Catalog Retail – 0.7%
Amazon.com, Inc.(a)	76	50,129
Priceline Group, Inc. (The)(a)	51	68,526

		118,655

Media – 0.6%
RELX NV	1,425	23,931
Time Warner, Inc.	601	45,159
Walt Disney Co. (The)	341	35,212

		104,302

Specialty Retail – 1.2%
Home Depot, Inc. (The)	631	84,485
Industria de Diseno Textil SA	742	23,882
TJX Cos., Inc. (The)	851	64,523
Yamada Denki Co., Ltd.	9,500	47,825

		220,715

		1,127,381

Health Care – 5.7%
Biotechnology – 1.2%
Amgen, Inc.	448	70,918
Biogen, Inc.(a)	131	36,024
Celgene Corp.(a)	334	34,539
Gilead Sciences, Inc.	455	40,135
Regeneron Pharmaceuticals, Inc.(a)	91	34,281

		215,897

14	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.6%
Baxter International, Inc.	1,419	$62,748
Coloplast A/S – Class B	553	41,428

		104,176

Health Care Providers & Services – 1.3%
Aetna, Inc.	443	49,736
Anthem, Inc.	358	50,396
Cardinal Health, Inc.	511	40,093
Express Scripts Holding Co.(a)	365	26,911
Fresenius Medical Care AG & Co. KGaA	337	29,331
Quest Diagnostics, Inc.	468	35,180

		231,647

Pharmaceuticals – 2.6%
AstraZeneca PLC	888	50,947
Bristol-Myers Squibb Co.	652	47,061
Eli Lilly & Co.	1,007	76,059
Johnson & Johnson	767	85,965
Merck & Co., Inc.	628	34,440
Novartis AG (REG)	228	17,351
Novo Nordisk A/S – Class B	941	52,540
Pfizer, Inc.	1,671	54,659
Roche Holding AG	203	51,361

		470,383

		1,022,103

Consumer Staples – 4.9%
Beverages – 0.4%
PepsiCo, Inc.	659	67,851

Food & Staples Retailing – 1.9%
Aeon Co., Ltd.	4,200	62,939
Casino Guichard Perrachon SA	751	44,695
Koninklijke Ahold NV	1,310	28,524
Wal-Mart Stores, Inc.	1,476	98,700
Walgreens Boots Alliance, Inc.	504	39,957
Wm Morrison Supermarkets PLC	23,364	65,375

		340,190

Food Products – 0.9%
Campbell Soup Co.	782	48,257
Hershey Co. (The)	637	59,311
Kerry Group PLC – Class A	222	19,796
Nestle SA (REG)	493	36,798

		164,162

Household Products – 0.7%
Kimberly-Clark Corp.	495	61,969
Reckitt Benckiser Group PLC	345	33,609
Svenska Cellulosa AB SCA – Class B	705	22,244

		117,822

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.2%
Beiersdorf AG	242	$21,731
Unilever NV	369	16,210

		37,941

Tobacco – 0.8%
Altria Group, Inc.	1,214	76,130
Imperial Brands PLC	1,207	65,628

		141,758

		869,724

Energy – 3.1%
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	688	55,274

Oil, Gas & Consumable Fuels – 2.8%
BP PLC	13,405	73,853
Chevron Corp.	661	67,541
EOG Resources, Inc.	776	64,113
Exxon Mobil Corp.	755	66,742
Hess Corp.	514	30,645
Phillips 66	478	39,249
Royal Dutch Shell PLC – Class A	1,710	44,790
Statoil ASA	1,451	25,539
Suncor Energy, Inc. (Toronto)	2,135	62,670
TOTAL SA	552	27,899

		503,041

		558,315

Materials – 2.4%
Chemicals – 1.1%
Dow Chemical Co. (The)	818	43,035
LyondellBasell Industries NV – Class A	784	64,813
Sherwin-Williams Co. (The)	234	67,231
Umicore SA	517	25,808

		200,887

Construction Materials – 0.1%
CRH PLC	772	22,468

Metals & Mining – 1.2%
BHP Billiton Ltd.	2,618	40,885
Franco-Nevada Corp.	1,166	81,872
Glencore PLC(a)	9,164	21,901
Nucor Corp.	531	26,433
ThyssenKrupp AG	1,543	35,955

		207,046

		430,401

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	2,122	82,376
Deutsche Telekom AG (REG)	1,241	21,784
Verizon Communications, Inc.	1,393	70,959

		175,119

16	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.3%
Vodafone Group PLC	15,958	$51,414

		226,533

Utilities – 1.2%
Electric Utilities – 0.7%
Exelon Corp.	1,876	65,829
Power Assets Holdings Ltd.	4,000	38,056
Terna Rete Elettrica Nazionale SpA	5,185	29,286

		133,171

Multi-Utilities – 0.2%
AGL Energy Ltd.	2,996	41,499

Water Utilities – 0.3%
American Water Works Co., Inc.	609	44,311

		218,981

Total Common Stocks (cost $8,231,535)		8,657,861

	Contracts
OPTIONS PURCHASED – PUTS – 0.3%
Options on Indices – 0.3%
S&P 500 Index Expiration: Jul 2016, Exercise Price: $ 2,025.00(a)(c) (premiums paid $36,968)	1,000	45,193

OPTIONS PURCHASED – CALLS – 0.0%
Options on Indices – 0.0%
S&P 500 Index Expiration: Jul 2016, Exercise Price: $ 2,170.00(a)(c) (premiums paid $11,434)	900	7,548

	Shares
SHORT-TERM INVESTMENTS – 40.5%
Investment Companies – 37.7%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(d)(e) (cost $6,751,777)	6,751,777	6,751,777

	Principal Amount (000)
U.S. Treasury Bills – 2.8%
U.S. Treasury Bill Zero Coupon, 7/28/16(f) (cost $499,737)	$500	499,737

Total Short-Term Investments (cost $7,251,514)		7,251,514

Total Investments – 89.1% (cost $15,531,451)		15,962,116
Other assets less liabilities – 10.9%		1,946,097

Net Assets – 100.0%		$17,908,213

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Amsterdam Index Futures	2	May 2016	$202,850	$199,994	$(2,856)
CAC 40 10 Euro Futures	9	May 2016	458,090	450,915	(7,175)
Cocoa Futures	8	July 2016	236,840	258,640	21,800
DAX Index Futures	2	June 2016	583,207	577,420	(5,787)
FTSE 100 Index Futures	12	June 2016	1,061,999	1,089,200	27,201
FTSE/MIB Index Futures	1	June 2016	104,317	104,480	163
Gold 100 OZ Futures	5	June 2016	609,912	645,250	35,338
Hang Seng Index Futures	9	May 2016	1,233,812	1,209,800	(24,012)
IBEX 35 Index Futures	2	May 2016	202,610	206,224	3,614
LME Lead Futures	3	June 2016	127,931	135,319	7,388
LME Tin Futures	5	June 2016	420,415	431,375	10,960
LME Zinc Futures	6	June 2016	269,081	290,250	21,169
Low SU Gasoil Futures	2	July 2016	73,054	83,300	10,246
MSCI Singapore IX ETS Futures	51	May 2016	1,230,195	1,205,555	(24,640)
OMXS 30 Index Futures	2	May 2016	33,790	33,653	(137)
S&P 500 E Mini Futures	10	June 2016	1,020,581	1,029,550	8,969
S&P/TSX 60 Index Futures	5	June 2016	622,244	648,522	26,278
Silver Futures	7	July 2016	540,697	623,665	82,968
Soybean Futures	3	July 2016	137,447	154,463	17,016
Soybean Meal Futures	2	July 2016	54,906	66,960	12,054
Soybean Oil Futures	11	July 2016	224,565	218,724	(5,841)
TOPIX Index Futures	12	June 2016	1,546,510	1,496,053	(50,457)
U.S. T-Note 10 Yr (CBT) Futures	44	June 2016	5,740,610	5,722,750	(17,860)

Sold Contracts
10 Yr Australian Bond Futures	63	June 2016	6,218,062	6,258,110	(40,048)
Brent Crude Oil Futures	5	May 2016	204,041	236,850	(32,809)
Cattle Feeder Futures	2	May 2016	150,169	140,425	9,744
Coffee C Futures	6	July 2016	289,631	273,375	16,256
Euro-Bund Futures	28	June 2016	5,223,475	5,190,101	33,374
Fed Fund 30day Futures	66	December 2016	27,344,566	27,353,688	(9,122)
FTSE 100 Index Futures	18	June 2016	1,608,161	1,633,801	(25,640)
KC HRW Wheat Futures	8	July 2016	190,676	191,400	(724)
Lean Hogs Futures	13	June 2016	426,070	424,840	1,230
Live Cattle Feeder Futures	9	June 2016	442,113	413,730	28,383

18	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
LME Copper Futures	2	June 2016	$241,857	$252,863	$(11,006)
LME Nickel Futures	3	June 2016	150,241	169,713	(19,472)
Long Gilt Futures	9	June 2016	1,590,261	1,572,783	17,478
MINI MSCI EAFE Futures	45	June 2016	3,648,741	3,739,275	(90,534)
MSCI Singapore IX ETS Futures	30	May 2016	723,432	709,150	14,282
NY Harbor ULSD Futures	3	June 2016	153,944	175,682	(21,738)
OMXS 30 Index Futures	41	May 2016	692,829	689,890	2,939
S&P 500 Emini Futures	54	June 2016	5,330,345	5,559,570	(229,225)
S&P/TSX 60 Index Futures	5	June 2016	617,500	648,522	(31,022)
SPI 200 Futures	15	June 2016	1,451,286	1,491,521	(40,235)
Sugar 11 (World) Futures	1	June 2016	17,547	18,278	(731)
TOPIX Index Futures	9	June 2016	1,121,330	1,122,039	(709)
Wheat (CBT) Futures	4	July 2016	94,238	97,700	(3,462)
WTI Crude Futures	9	June 2016	366,088	420,210	(54,122)

					$(340,514)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	503	USD	384	6/17/16	$2,363
Barclays Bank PLC	GBP	120	USD	173	6/17/16	(2,681)
Barclays Bank PLC	JPY	60,273	USD	542	6/17/16	(25,278)
Barclays Bank PLC	KRW	1,938,360	USD	1,599	6/17/16	(90,460)
Barclays Bank PLC	MXN	15,716	USD	876	6/17/16	(33,892)
Barclays Bank PLC	TWD	55,775	USD	1,695	6/17/16	(31,875)
Barclays Bank PLC	USD	1,769	INR	120,929	6/17/16	36,609
Barclays Bank PLC	USD	298	NZD	443	6/17/16	10,782
Deutsche Bank AG	BRL	3,628	USD	1,027	5/03/16	(27,995)
Deutsche Bank AG	USD	1,051	BRL	3,628	5/03/16	3,531
Deutsche Bank AG	USD	555	JPY	60,273	6/17/16	11,688
Deutsche Bank AG	USD	1,009	BRL	3,628	7/05/16	25,297
Nomura Global Financial Products, Inc.	MYR	4,549	USD	1,105	6/17/16	(54,783)
Standard Chartered Bank	GBP	308	USD	438	6/17/16	(12,447)
Standard Chartered Bank	USD	114	CLP	78,801	6/17/16	4,496
Standard Chartered Bank	USD	1,784	IDR	23,884,965	6/17/16	12,273
State Street Bank & Trust Co.	BRL	1,397	USD	382	5/03/16	(23,935)
State Street Bank & Trust Co.	USD	1,250	BRL	5,026	5/03/16	210,863
State Street Bank & Trust Co.	AUD	190	USD	146	6/17/16	1,811
State Street Bank & Trust Co.	CAD	1,213	USD	904	6/17/16	(61,935)
State Street Bank & Trust Co.	CHF	25	USD	26	6/17/16	42
State Street Bank & Trust Co.	CHF	418	USD	422	6/17/16	(14,390)
State Street Bank & Trust Co.	CLP	395,981	USD	587	6/17/16	(10,252)
State Street Bank & Trust Co.	CNY	7,591	USD	1,170	6/17/16	2,153
State Street Bank & Trust Co.	CZK	1,052	USD	44	6/17/16	(223)
State Street Bank & Trust Co.	EUR	357	USD	407	6/17/16	(2,131)
State Street Bank & Trust Co.	GBP	251	USD	362	6/17/16	(5,575)
State Street Bank & Trust Co.	HKD	277	USD	36	6/17/16	9
State Street Bank & Trust Co.	IDR	3,112,322	USD	234	6/17/16	(26)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	JPY	18,790	USD	169	6/17/16	$(8,047)
State Street Bank & Trust Co.	KRW	370,715	USD	298	6/17/16	(24,760)
State Street Bank & Trust Co.	MXN	22,247	USD	1,223	6/17/16	(64,389)
State Street Bank & Trust Co.	MYR	537	USD	128	6/17/16	(9,270)
State Street Bank & Trust Co.	NOK	1,216	USD	144	6/17/16	(7,282)
State Street Bank & Trust Co.	NZD	55	USD	39	6/17/16	249
State Street Bank & Trust Co.	NZD	292	USD	201	6/17/16	(2,032)
State Street Bank & Trust Co.	PHP	38,085	USD	827	6/17/16	20,361
State Street Bank & Trust Co.	RUB	3,897	USD	50	6/17/16	(9,400)
State Street Bank & Trust Co.	SEK	3,624	USD	438	6/17/16	(14,263)
State Street Bank & Trust Co.	SGD	118	USD	88	6/17/16	588
State Street Bank & Trust Co.	SGD	341	USD	253	6/17/16	(621)
State Street Bank & Trust Co.	TWD	49,887	USD	1,554	6/17/16	9,971
State Street Bank & Trust Co.	TWD	2,697	USD	81	6/17/16	(2,792)
State Street Bank & Trust Co.	USD	253	AUD	343	6/17/16	7,026
State Street Bank & Trust Co.	USD	265	AUD	343	6/17/16	(4,202)
State Street Bank & Trust Co.	USD	128	BRL	526	6/17/16	22,769
State Street Bank & Trust Co.	USD	332	CAD	429	6/17/16	9,786
State Street Bank & Trust Co.	USD	338	CLP	235,939	6/17/16	18,041
State Street Bank & Trust Co.	USD	1,122	COP	3,443,258	6/17/16	78,753
State Street Bank & Trust Co.	USD	43	CZK	1,052	6/17/16	1,793
State Street Bank & Trust Co.	USD	747	EUR	671	6/17/16	22,230
State Street Bank & Trust Co.	USD	64	GBP	44	6/17/16	545
State Street Bank & Trust Co.	USD	133	IDR	1,813,663	6/17/16	3,658
State Street Bank & Trust Co.	USD	387	INR	26,826	6/17/16	14,079
State Street Bank & Trust Co.	USD	480	JPY	53,696	6/17/16	25,314
State Street Bank & Trust Co.	USD	37	MXN	633	6/17/16	(58)
State Street Bank & Trust Co.	USD	1,422	MYR	5,500	6/17/16	(19,832)
State Street Bank & Trust Co.	USD	58	NOK	474	6/17/16	680
State Street Bank & Trust Co.	USD	73	NZD	107	6/17/16	2,130
State Street Bank & Trust Co.	USD	805	PHP	38,085	6/17/16	2,015
State Street Bank & Trust Co.	USD	53	RUB	3,897	6/17/16	6,699
State Street Bank & Trust Co.	USD	421	SEK	3,397	6/17/16	2,972
State Street Bank & Trust Co.	USD	107	SGD	143	6/17/16	(712)
State Street Bank & Trust Co.	USD	2,532	THB	88,938	6/17/16	11,830

						$17,868

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index(g)	9	$1,850.00	June 2016	$26,073	$(26,073)
S&P 500 Index(c)	1,000	1,825.00	July 2016	9,700	(13,515)

				$35,773	$(39,588)

20	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	900	11/19/25	3 Month BKBM	3.610%	$41,071
Morgan Stanley & Co., LLC/(CME Group)	SEK	6,380	1/12/26	3 Month STIBOR	1.470%	22,519
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,240	2/03/26	3 Month BKBM	3.375%	82,151
Morgan Stanley & Co., LLC/(CME Group)	NOK	260	2/03/26	6 Month NIBOR	1.621%	(225)
Morgan Stanley & Co., LLC/(CME Group)	SEK	12,130	3/01/26	3 Month STIBOR	1.090%	(15,508)
Morgan Stanley & Co., LLC/(CME Group)	NOK	22,550	3/09/26	6 Month NIBOR	1.560%	(35,169)
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,440	3/24/26	3 Month BKBM	3.020%	10,409
Morgan Stanley & Co., LLC/(CME Group)	SEK	3,420	3/24/26	3 Month STIBOR	1.145%	(3,053)
Morgan Stanley & Co., LLC/(CME Group)		4,140	4/04/26	3 Month STIBOR	1.131%	(4,892)
Morgan Stanley & Co., LLC/(CME Group)	NZD	70	4/04/26	3 Month BKBM	2.990%	65
Morgan Stanley & Co., LLC/(CME Group)	SEK	8,250	4/14/26	3 Month STIBOR	1.100%	(13,623)
Morgan Stanley & Co., LLC/(CME Group)	NOK	5,730	4/14/26	6 Month NIBOR	1.471%	(15,195)

						$68,550

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Euro STOXX 50 Index 7/15/16*	28.60%	EUR	8	$(296)	$	– 0	–	$(296)
Russell 2000 Index 7/15/16*	23.60		$13	(2,907)		– 0	–	(2,907)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	21

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
FTSE 100 Index 7/15/16*	27.00%	GBP	4	$(1,604)	$	– 0	–	$(1,604)
Goldman Sachs International
S&P 500 Index 7/15/16*	20.05		$49	(5,795)		– 0	–	(5,795)
JPMorgan Chase Bank, NA
S&P/ASX 200 Index 7/21/16*	23.00	AUD	7	(1,837)		– 0	–	(1,837)

Sale Contracts
Bank of America, NA
S&P 500 Index 5/20/16*	15.30		$15	5,071		– 0	–	5,071
Citibank, NA
Euro STOXX 50 Index 5/20/16*	21.35	EUR	6	(407)		– 0	–	(407)
Credit Suisse International
FTSE 100 Index 5/20/16*	15.55	GBP	3	316		– 0	–	316
S&P 500 Index 5/20/16*	13.40		$13	766		– 0	–	766
Goldman Sachs International
Russell 2000 Index 5/20/16*	17.25		7	629		– 0	–	629
Morgan Stanley & Co., Inc.
Russell 2000 Index 5/20/16*	18.70		5	1,006		– 0	–	1,006
S&P 500 Index 5/20/16*	14.65		8	1,834		– 0	–	1,834
S&P/ASX 200 Index 5/19/16*	16.25	AUD	4	209		– 0	–	209

				$(3,015)	$	– 0	–	$(3,015)

*	Termination date

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the market value of this security amounted to $24,286 or 0.1% of net assets.

(c)	One contract relates to 1 share.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	One contract relates to 100 shares.

22	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PHP – Philippine Peso

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	23

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,779,674)	$9,210,339
Affiliated issuers (cost $6,751,777)	6,751,777
Cash	42,095
Cash collateral due from broker	1,759,984
Foreign currencies, at value (cost $197,830)	200,148
Unrealized appreciation on forward currency exchange contracts	583,406
Receivable for variation margin on exchange-traded derivatives	37,731
Dividends and interest receivable	21,845
Unrealized appreciation on variance swaps	9,831
Receivable for terminated total return swaps	6,462
Receivable due from Adviser	5,179
Receivable for terminated centrally cleared interest rate swaps	3,262
Receivable for investment securities sold and foreign currency transactions	1,360

Total assets	18,633,419

Liabilities
Options written, at value (premiums received $35,773)	39,588
Unrealized depreciation on forward currency exchange contracts	565,538
Transfer Agent fee payable	14,701
Unrealized depreciation on variance swaps	12,846
Payable for investment securities purchased and foreign currency transactions	4,891
Distribution fee payable	11
Accrued expenses	87,631

Total liabilities	725,206

Net Assets	$17,908,213

Composition of Net Assets
Capital stock, at par	$180
Additional paid-in capital	18,522,077
Undistributed net investment income	77,906
Accumulated net realized loss on investment and foreign currency transactions	(861,327)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	169,377

$17,908,213

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,921	1,000	$9.92	*

C	$9,835	1,000	$9.84

Advisor	$17,888,457	1,798,000	$9.95

*	The maximum offering price per share for Class A shares was $10.36 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

24	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,476)	$48,164
Affiliated issuers	11,873
Interest (net of foreign taxes withheld of $908)	2,648	$62,685

Expenses
Advisory fee (see Note B)	87,558
Distribution fee—Class A	12
Distribution fee—Class C	48
Transfer agency—Class A	4
Transfer agency—Class C	5
Transfer agency—Advisor Class	6,728
Custodian	61,019
Audit and tax	43,053
Administrative	31,967
Amortization of offering expenses	27,030
Legal	13,074
Directors’ fees	9,616
Printing	3,927
Registration fees	467
Miscellaneous	2,552

Total expenses before interest expense	287,060
Interest expense	1,146

Total expenses	288,206
Less: expenses waived and reimbursed by the Adviser (see Note B)	(173,175)

Net expenses		115,031

Net investment loss		(52,346)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		293,445
Futures		(1,096,019)
Options written		(91,836)
Swaps		(670,180)
Foreign currency transactions		497,041
Net change in unrealized appreciation/depreciation of:
Investments		441,756
Futures		252,908
Options written		(714)
Swaps		352,824
Foreign currency denominated assets and liabilities		(133,425)

Net loss on investment and foreign currency transactions		(154,200)

Contributions from Affiliates (see Note B)		478,462

Net Increase in Net Assets from Operations		$271,916

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	25

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)		March 9, 2015(a) to October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(52,346)		$(141,125)
Net realized gain (loss) on investment transactions and foreign currency transactions	(1,067,549)		561,895
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	913,349		(743,972)
Contributions from Affiliates (see Note B)	478,462		– 0	–

Net increase (decrease) in net assets from operations	271,916		(323,202)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(23)		– 0	–
Class C	(23)		– 0	–
Advisor Class	(40,455)		– 0	–
Capital Stock Transactions
Net increase	– 0	–	18,000,000

Total increase	231,415		17,676,798
Net Assets
Beginning of period	17,676,798		– 0	–

End of period (including undistributed net investment income of $77,906 and $130,252, respectively)	$17,908,213		$17,676,798

(a)	Commencement of operations.

See notes to consolidated financial statements.

26	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio, and AB Asia ex-Japan Equity Portfolio (the “Funds”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Alternative Return Portfolio (“the Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Alternative Return (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary commenced operations on March 9, 2015. The Fund is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	27

Notes to Consolidated Financial Statements

Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2016, net assets of the Fund were $17,908,213, of which $762,801, or 4%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Alternative Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. No classes are currently being publicly offered. Class B, Class R, Class K, Class I, Class Z, Class 1 or Class 2 shares have not been issued. As of April 30, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Company is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official

28	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	29

Notes to Consolidated Financial Statements

inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

30	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$1,006,296		$709,853		$	– 0	–	$1,716,149
Information Technology	1,067,207		230,350			– 0	–	1,297,557
Industrials	615,904		574,813			– 0	–	1,190,717
Consumer Discretionary	670,402		456,979			– 0	–	1,127,381
Health Care	779,145		242,958			– 0	–	1,022,103
Consumer Staples	468,385		401,339			– 0	–	869,724
Energy	386,234		172,081			– 0	–	558,315
Materials	283,384		147,017			– 0	–	430,401
Telecommunication Services	153,335		73,198			– 0	–	226,533
Utilities	110,140		108,841			– 0	–	218,981
Options Purchased – Puts	– 0	–	45,193			– 0	–	45,193
Options Purchased – Calls	– 0	–	7,548			– 0	–	7,548
Short-Term Investments:
Investment Companies	6,751,777		– 0	–		– 0	–	6,751,777
U.S. Treasury Bills	– 0	–	499,737			– 0	–	499,737

Total Investments in Securities	12,292,209		3,669,907			– 0	–	15,962,116
Other Financial Instruments(a):
Assets:
Futures	360,651		48,199			– 0	–	408,850	(b)
Forward Currency Exchange Contracts	– 0	–	583,406			– 0	–	583,406
Centrally Cleared Interest Rate Swaps	– 0	–	156,215			– 0	–	156,215	(b)
Variance Swaps	– 0	–	9,831			– 0	–	9,831
Liabilities:
Futures	(567,716)		(181,648)			– 0	–	(749,364	)(b)
Forward Currency Exchange Contracts	– 0	–	(565,538)			– 0	–	(565,538)
Put Options Written	– 0	–	(39,588)			– 0	–	(39,588)
Centrally Cleared Interest Rate Swaps	– 0	–	(87,665)			– 0	–	(87,665	)(b)
Variance Swaps	– 0	–	(12,846)			– 0	–	(12,846)

Total(c)	$12,085,144		$3,580,273		$	– 0	–	$15,665,417

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	31

Notes to Consolidated Financial Statements

policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

32	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	33

Notes to Consolidated Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $74,345 were deferred and amortized on a straight line basis over a one year period starting from March 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, and 1.30% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before March 1, 2017. For the six months ended April 30, 2016, fees waived/expenses borne by the Adviser amounted to $141,208.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2016, the Adviser voluntarily agreed to waive such fees amounted to $31,967.

During the six months ended April 30, 2016, the Adviser reimbursed the Fund $478,462 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $52 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $– 0 – from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2016.

34	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$9,261	$25,712	$28,221	$6,752	$12

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $47,213, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pay distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$22,998,215		$17,387,852
U.S. government securities	– 0	–	– 0	–

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$502,580
Gross unrealized depreciation	(71,915)

Net unrealized appreciation	$430,665

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price

36	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pay a premium whether or not the option is exercised. Additionally, the Fund

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	37

Notes to Consolidated Financial Statements

bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund write an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At April 30, 2016, the maximum payments for written put options amounted to $184,165,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2016, the Fund held written options for hedging and non-hedging purposes.

38	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

For the six months ended April 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	2,400		$71,899
Options written	2,229		76,088
Options expired	(1,200)		(28,749)
Options bought back	(2,420)		(83,465)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 04/30/16	1,009		$35,773

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	39

Notes to Consolidated Financial Statements

received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

40	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2016, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	41

Notes to Consolidated Financial Statements

typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$207,067	*	Receivable/Payable for variation margin on exchange-traded derivatives	$154,695	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	83,446	*	Receivable/Payable for variation margin on exchange-traded derivatives	532,429	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	274,552	*	Receivable/Payable for variation margin on exchange-traded derivatives	149,905	*

42	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$583,406	Unrealized depreciation on forward currency exchange contracts	$565,538

Equity contracts	Investments in securities, at value	52,741

Equity contracts			Options written, at value	39,588

Equity contracts	Unrealized appreciation on variance swaps	9,831	Unrealized depreciation on variance swaps	12,846

Total		$1,211,043		$1,455,001

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$107,531	$82,745

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,084,516)	(193,754)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(119,034)	363,917

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	386,976	(130,666)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	43

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(30,561)	$4,339

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(91,836)	(714)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	75,578	97,493

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(745,758)	255,331

Total		$(1,501,620)	$478,691

The following table represent the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2016:

Futures:
Average original value of buy contracts	$21,932,705
Average original value of sale contracts	$44,494,887

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,277,782
Average principal amount of sale contracts	$22,930,417

Purchased Options:
Average monthly cost	$48,402	(a)

Interest Rate Swaps:
Average notional amount	$3,345,349

Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,217,068

Total Return Swaps:
Average notional amount	$31,551,048	(b)

Variance Swaps:
Average notional amount	$157,195

(a)	Positions were open for one month during the period.

(b)	Positions were open for five months during the period.

44	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of April 30, 2016:

AB All Market Alternative Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./ Morgan Stanley & Co., LLC**	$14,368	$(14,368)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$14,368	$(14,368)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$5,071	$ – 0	–	$	– 0	–	$	– 0	–		$5,071
Barclays Bank PLC	49,754	(49,754)			– 0	–		– 0	–		– 0	–
Citibank, NA	45,193	(17,125)			– 0	–		(28,068)			– 0	–
Credit Suisse International	1,082	– 0	–		– 0	–		– 0	–		1,082
Deutsche Bank AG	40,516	(29,599)			– 0	–		– 0	–		10,917
Goldman Sachs International	8,177	(5,795)			– 0	–		– 0	–		2,382
Morgan Stanley & Co., Inc.	3,049	– 0	–		– 0	–		– 0	–		3,049
Standard Chartered Bank	16,769	(12,447)			– 0	–		– 0	–		4,322
State Street Bank & Trust Co.	476,367	(286,127)			– 0	–		– 0	–		190,240

Total	$645,978	$(400,847)		$	– 0	–		$(28,068)			$217,063	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./ Morgan Stanley & Co., LLC**	$26,073	$(14,368)			$(11,705)		$	– 0	–	$	– 0	–

Total	$26,073	$(14,368)			$(11,705)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$184,186	$(49,754)		$	– 0	–	$	– 0	–		$134,432
Citibank, NA	17,125	(17,125)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	29,599	(29,599)			– 0	–		– 0	–		– 0	–
Goldman Sachs International	5,795	(5,795)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,837	– 0	–		– 0	–		– 0	–		1,837
Nomura Global Financial Products, Inc.	54,783	– 0	–		– 0	–		– 0	–		54,783

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Standard Chartered Bank	$12,447	$(12,447)	$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	286,127	(286,127)		– 0	–		– 0	–		– 0	–

Total	$591,899	$(400,847)	$	– 0	–	$	– 0	–		$191,052	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein All Market Alternative Return (Cayman) Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$23,363	$	– 0	–	$	– 0	–	$	– 0	–	$23,363

Total	$23,363	$	– 0	–	$	– 0	–	$	– 0	–	$23,363

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

46	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2016 (unaudited)		March 9, 2015(a) to October 31, 2015	Six Months Ended April 30, 2016 (unaudited)			March 9, 2015(a) to October 31, 2015

Class A
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Class C
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Advisor Class
Shares sold	– 0	–	1,798,000	$	– 0	–	$17,980,000

Net increase	– 0	–	1,798,000	$	– 0	–	$17,980,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of the Fund’s assets among different strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the

48	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Event Driven Risk—Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Diversification Risk—The Funds may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$40,348
Unrealized appreciation/(depreciation)	(344,587	)(a)

Total accumulated earnings/(deficit)	$(304,239)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	49

Notes to Consolidated Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio did not have any capital loss carryforwards.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE I

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

50	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2016		March 9, 2015(a) to October 31, 2015

Net asset value, beginning of period	$ 9.81		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)		(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)		(.09)
Contributions from Affiliates	.27		– 0	–

Net increase (decrease) in net asset value from operations	.13		(.19)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)		– 0	–

Net asset value, end of period	$ 9.92		$ 9.81

Total Return
Total investment return based on net asset value(d)	1.36%		(1.90	)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.56	%(f)	1.55%
Expenses, before waivers/reimbursements^	3.53	%(f)	3.84%
Net investment loss(b)^	(.80)%		(1.47)%
Portfolio turnover rate	420%		2078	%

See footnote summary on page 53.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	51

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2016		March 9, 2015(a) to October 31, 2015

Net asset value, beginning of period	$ 9.76		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)		(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)		(.10)
Contributions from Affiliates	.26		– 0	–

Net increase (decrease) in net asset value from operations	.10		(.24)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)		– 0	–

Net asset value, end of period	$ 9.84		$ 9.76

Total Return
Total investment return based on net asset value(d)	.96%		(2.40	)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	2.31	%(f)	2.30%
Expenses, before waivers/reimbursements^	4.32	%(f)	4.64%
Net investment loss(b)^	(1.58)%		(2.20)%
Portfolio turnover rate	420%		2078	%

See footnote summary on page 53.

52	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2016		March 9, 2015(a) to October 31, 2015

Net asset value, beginning of period	$ 9.82		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		(.10)
Contributions from Affiliates	.27		– 0	–

Net increase (decrease) in net asset value from operations	.15		(.18)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)		– 0	–

Net asset value, end of period	$ 9.95		$ 9.82

Total Return
Total investment return based on net asset value(d)	1.56%		(1.80	)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,888		$17,657
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.31	%(f)	1.30%
Expenses, before waivers/reimbursements^	3.29	%(f)	3.57%
Net investment loss(b)^	(.60)%		(1.21)%
Portfolio turnover rate	420%		2078	%

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2016	March 9, 2015(a) to October 31, 2015
Class A
Net of waivers^	1.55%	N/A
Before waivers^	3.51%	N/A
Class C
Net of waivers^	2.30%	N/A
Before waivers^	4.30%	N/A
Advisor Class
Net of waivers^	1.30%	N/A
Before waivers^	3.28%	N/A

^	Annualized.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	53

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Brugman, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

54	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of All Market Alternative Return Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital. The Adviser seeks to achieve this objective through a number of Strategies. The Portfolio will utilize the Adviser’s fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns3 with low correlation to traditional asset classes such as equity and fixed income. The Adviser seeks to identify tactical investment opportunities within and across the Strategies and actively adjust the Portfolio’s exposure to each Strategy and to different approaches within each Strategy to enhance returns and control risks. The primary Strategies will be: (1) Equity Hedge; (2) Relative Value; (3) Macro; and (4) Event Driven (collectively, the “Strategies”).

Equity Hedge: The Equity Hedge Strategy involves taking long positions in certain securities or instruments in the expectation that they will increase in value and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Portfolio may take long and short positions through direct purchase of securities and/or through derivatives. Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. This Strategy may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time.

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Returns of a magnitude that can be expected from a balanced portfolio of equity and fixed income securities.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	55

Relative Value: The Relative Value Strategy seeks to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. This Strategy will attempt to exploit these discrepancies through long and short positions in related assets. This Strategy may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

Macro: The Macro Strategy aims to identify and exploit opportunities across global asset classes, which may be represented by indexes.4 This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Portfolio may invest in all major markets, such as equity, fixed income, REITS, currencies and commodities, though not always at the same time, and may take long and short positions in these markets.

Event Driven: The Event Driven Strategy seeks to take advantage of information inefficiencies resulting from particular market events or themes. As part of this Strategy, the Portfolio may take long positions, or both long and short positions, in sectors or countries or in accordance with investment themes to attempt to exploit these inefficiencies. The goal of the Strategy is to profit when the price of an instrument changes to reflect more accurately the likelihood and potential impact of the occurrence, non-occurrence, of the anticipated event. The Adviser will use fundamental and quantitative analysis to seek to take advantage of specific events, and may do so through almost any type of securities or instruments, including equity securities, fixed income securities, currencies and commodities. At those times when the Adviser has not identified any events or themes that it believes the Fund can effectively take advantage of, no Portfolio assets will be allocated to this Strategy.

In pursuing these Strategies, the Portfolio may make substantial investments in a wide range of securities and financial instruments, including: various types of equity securities and related derivatives; various types of fixed income securities and related derivatives, including corporate obligations, obligations of U.S. and foreign governments, and mortgage-backed and asset-backed securities; REITS; currencies and currency derivatives; and commodity derivatives. The Adviser may make frequent changes in the composition of each of the Strategies, and as such, the Portfolio may have a high portfolio turnover. Some of the Strategies will frequently be implemented primarily through sector-based or index-based derivative instruments or ETFs, instead of specific securities or derivatives related to specific securities.

4	The focus on opportunities across asset classes helps differentiate the Macro Strategy from Relative Value Strategy, which focuses on opportunities within asset classes.

56	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

The Adviser proposed the Barclays Capital 3-Month U.S. Treasury Bill Index as the Portfolio’s benchmark. The Adviser anticipates that Lipper and Morningstar will classify the Portfolio in their Alternative Multi-Strategy and Multi-Alternative categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
All Market Alternative Return Portfolio	1.00% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

5	Jones v. Harris at 1427.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	57

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
All Market Alternative Return Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.55% 2.30% 1.80% 1.55% 1.30% 1.30% 1.30%	1.54% 2.31% 2.01% 1.70% 1.37% 1.29% 1.27%	To Be Determined

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a

6	The Portfolio’s estimated gross expense ratios and estimated acquired fund ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

58	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

The Adviser has represented that it manages certain AllianceBernstein Mutual Funds that have similar investment styles as certain of the Strategies, and the advisory fee schedules and effective fees of the retail mutual funds based on the Portfolio’s projected net assets of $250 million are set forth below:

Strategy	ABMF	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Equity Hedge	U.S. Market Neutral Strategy	1.25% of average daily net assets	1.250%	1.000%

Equity Hedge	Global Market Neutral[9]	1.25% of average daily net assets	1.250%	1.000%

Macro	Real Asset Strategy	0.75% of average daily net assets	0.750%	1.000%

Macro	Dynamic All Market Fund	0.60% of average daily net assets	0.600%	1.000%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Global Market Neutral was liquidated on October 10, 2014.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	59

The Board recently considered the initial Investment Advisory Agreement between the Adviser and AllianceBernstein All Market Income Portfolio (“AMI”). According to the Adviser’s presentation, AMI will be marketed, along with the Portfolio, Dynamic All Market Fund and Real Asset Strategy, as one of its multi-asset solutions to meet various desired investment outcomes. AMI’s advisory fee schedule and effective fee based on the Portfolio’s projected net assets of $250 million are set forth below:

Portfolio	Fund	Fee Schedule	AMI Effective Fee (%)	Portfolio Advisory Fee (%)
All Market Alternative Return Portfolio	All Market Income Portfolio	0.70% of average daily net assets	0.700%	1.000%

The Adviser recently launched the AllianceBernstein Multi-Manager Alternative Strategies Fund (“MMAS”) which has a somewhat similar investment strategy as the Portfolio. Like the Portfolio, MMAS seeks to achieve its investment objective through investing in alternative investments in portfolio sleeves: Long/Short Equity, Event Driven, Credit and Global Macro. However, unlike the Portfolio, whose investments are managed entirely by the Adviser, the investments within MMAS’ portfolio sleeves are managed by a number of unaffiliated sub-advisers. Accordingly, with respect to MMAS, the Adviser is responsible for selecting and allocating MMAS’ portfolio assets to the different sub-advisers. Set forth is the advisory fee charged to MMAS:

Portfolio	Fund	Fee Schedule	MMAS Effective Fee (%)	Portfolio Advisory Fee (%)
All Market Alternative Return Portfolio	MMAS	1.90% of average daily net assets[10]	1.900%	1.000%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as any of the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11

10	The Adviser is responsible for paying the investment advisory fee earned by each of the sub-advisers; currently, each of the sub-advisers is receiving 1.00% out of the1.90% investment advisory fee that the Adviser receives for managing MMAS.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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Lipper’s analysis included the comparison of the Portfolio’s contractual management fee,12 estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Within Lipper’s Alternative Multi-Strategy classification are multi-strategy funds that are either single managed (by a single adviser or sub-adviser) or multi-managed (whose investments are managed by more than one investment adviser or sub-advisers). At the request of the Senior Officer and the Adviser, Lipper only included Alternative Multi-Strategy funds that are single managed.

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
All Market Alternative Return Portfolio	1.000	1.000	4/7	3

Set forth below is a comparison of the Portfolio’s projected total expense ratio and the medians of those Portfolio’s EGs and EUs. Also shown are the Portfolio’s total expense ratio rankings and quintiles.

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile	Lipper EU Median (%)	Lipper EU Rank	Lipper EU Quintile
All Market Alternative Return Portfolio	1.540	1.502	5/7	4	1.510	6/9	4

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	61

Based on this analysis, the Portfolio’s contractual management fee is equal to the EG median. The Portfolio’s total expense ratio is higher than the medians of the Portfolio’s EG and EU.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

62	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	63

The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Global Risk Allocation Fund, Inc. and its 1, 3, 5 year and since inception performance returns as of December 31, 2014 against their benchmarks are shown in the table below. Also shown are the performance returns, as of September 30, 2014, of Global Market Neutral Strategy, which the Adviser managed until it was liquidated on October 10, 2014:

	Annualized Performance As of September 30, 2014
	1 Year %	3 Year %	Since Inception %
U.S. Market Neutral Strategy	0.57	-0.59	0.17
ML 3 Month Treasury Bill	0.05	0.07	0.09
S&P 500 Index	19.73	22.99	16.98
Inception Date: August 3, 2010

Global Market Neutral Strategy	-3.88	-2.13	-0.47
ML 3 Month Treasury Bill	0.05	0.07	0.09
S&P 500 Index	19.73	22.99	16.98
Inception Date: August 3, 2010

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

	Annualized Performance As of September 30, 2014
	1 Year %	3 Year %	Since Inception %
Real Asset Strategy	0.11	4.04	3.25
MSCI AC World Commodity Producers Index	3.61	4.85	1.15
Real Asset Strategy Benchmark[19]	0.79	4.53	2.91
Inception Date: March 8, 2010

Dynamic All Market Fund	6.37	N/A	6.97
60% MSCI World Index / 40% Barclays Capital Global Treasury Index (USD Hedged)	9.54	N/A	11.96
MSCI World Index	12.20	N/A	17.59
Barclays Capital Global Treasury Index (USD Hedged)	5.41	N/A	3.58
Inception Date: December 16, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

19	The benchmark consists of an equally weighted blend of the ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow-Jones-UBS Commodity Index. Effective October 1, 2011, the Real Estate component changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

66	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

AB Family of Funds

NOTES

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	67

NOTES

68	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMAR-0152-0416

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	June 27, 2016